UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Janus Investment Fund

(Name of Registrant as Specified in Its Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Valued Shareholder,

2 Minutes. One Vote. Same Janus Henderson.

Vote NOW by clicking the link below:

[Individual Link here]

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-23XX.

STOP to END

Dear Valued Shareholder,

Same team. Same strategy. Same fee. Your vote keeps it that way.

Vote NOW by clicking the link below:

[Individual Link here]

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-23XX.

STOP to END

Dear Valued Shareholder,

One quick vote. Same Janus Henderson.

Vote NOW by clicking the link below:

[Individual Link here]

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-23XX.

STOP to END

Dear Valued Shareholder,

Same team. Same strategy. Same [ETF/mutual fund]. Vote in 2 min.

Vote NOW by clicking the link below:

[Individual Link here]

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-23XX.

STOP to END

Dear Valued Shareholder,

Nothing changes. Except we need your vote.

Vote NOW by clicking the link below:

[Individual Link here]

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-23XX.

STOP to END

Dear Valued Shareholder,

One vote. Two minutes. Everything stays the same.

Vote NOW by clicking the link below:

[Individual Link here]

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-23XX.

STOP to END

Dear Valued Shareholder,

Your [mutual fund/ETF] isn’t changing. But we still need your vote.

Vote NOW by clicking the link below:

[Individual Link here]

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-23XX.

STOP to END

Dear Valued Shareholder,

You picked this [ETF/mutual fund] for a reason. Vote to keep it.

Vote NOW by clicking the link below:

[Individual Link here]

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-23XX.

STOP to END

Dear Valued Shareholder,

Same [ETF/ mutual fund] you picked. Same team running it. Vote in 2 minutes.

Vote NOW by clicking the link below:

[Individual Link here]

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-23XX.

STOP to END

Dear Valued Shareholder,

We’re almost there. Your vote gets us across the finish line.

Vote NOW by clicking the link below:

[Individual Link here]

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-23XX.

STOP to END

Dear Valued Shareholder,

Keep your [ETF/mutual fund] the same. Vote.

Vote NOW by clicking the link below:

[Individual Link here]

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-23XX.

STOP to END

Dear Valued Shareholder,

Still haven’t voted? 2 minutes fixes that.

Vote NOW by clicking the link below:

[Individual Link here]

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-23XX.

STOP to END